UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7456

Name of Fund: Senior High Income Portfolio, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Senior High Income Portfolio, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/28/03

Date of reporting period: 03/01/02 - 2/28/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
February 28, 2003


Senior High
Income
Portfolio, Inc.


www.mlim.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa, or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt investments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


Investment Approach
Senior High Income Portfolio, Inc. is comprised of high yield bonds and leveraged bank loans. The high yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed income bonds.


Market Review
The continued high and unprecedented level of default rates in 2002 was the dominant factor impacting the high yield markets. Although the default rate for junk bond-rated companies fell from 10.6% to 8.3%, the actual dollar volume of defaults increased. Moody's Investors Service is forecasting a decline in the default rate to 6.9% for 2003.

The high yield bond and leveraged loan markets' returns both crossed into negative territory in the second and third quarters, but this situation reversed sharply in the fourth quarter because of the emergence of solid retail and institutional demand in mid-October. Both markets had positive performance results for the fourth quarter of 2002 with +5.92% (bonds) and +1.93% (bank loans), as measured by their respective Credit Suisse First Boston (CSFB) Indexes.

An important development in the high yield markets occurred in 2002 as we saw the importance of collateralized bond obligations (CBOs) abate significantly. The channel for collaterized loan obligations remains open, though somewhat constricted. The negative impact of high yield bond defaults on the subordinated investor tranches is the principal reason for the decline of CBO issues. With non-CBO investor demand channels currently playing a relatively more important role in the high yield markets, this may increase volatility as CBOs have a comparatively more stable and longer-term investment horizon than retail funds.


Fund Performance
For the year ended February 28, 2003, the Common Stock of Senior High Income Portfolio, Inc. had a net annualized yield of 12.94%, based on a year-end per share net asset value of $4.82 and $.624 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.18%, based on a change in per share net asset value from $5.40 to $4.82, and assuming reinvestment of $.624 per share ordinary income dividends. For the six-month period ended February 28, 2003, the total investment return on the Fund's Common Stock was +10.93%, based on a change in per share net asset value from $4.64 to $4.82, and assuming reinvestment of $.313 per share income dividends. For the one-year and six-month periods ended February 28, 2003, the Fund's benchmark, which is an equal blend of the CSFB High Yield Index and the CSFB Leveraged Loan Index, had total returns of +5.05% and +6.55%, respectively.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.



Senior High Income Portfolio, Inc., February 28, 2003


There are both general and specific reasons for this performance. First, as we stated in previous shareholder reports, we maintained an overweighted position in bonds relative to bank loans in order to maintain the dividend yield and benefit from a potential rally in the high yield market. The Fund underperformed in the first half of the fiscal year, and outperformed in the second half, as the overweighted bond position caused the Fund to move in greater sympathy with the high yield bond market. Second, there were several specific investments that hurt performance during the year. Among them was Mission Energy Holdings, where we saw our $12 million bond position collapse in price from 101 to 28, and our $5 million bank loan reprice from 102 to 31. Mission Energy is a holding company founded to own Edison International of California, which in turn bought the non-nuclear generating assets of Exelon Corporation (formerly Commonwealth Edison). Mission Energy was pressured by two factors. First, the decision by a major customer not to renew a long-term power purchase agreement, left Mission Energy more exposed to the vagaries of the spot market. Second, the downgrading of Edison to below investment grade inhibited its ability to upstream dividends to Mission Energy. Importantly, a combination of escrowed coupons and tax sharing arrangements would give the company sufficient debt service ability through 2004 and time to resolve these problems. Considering that the price of 28 at February 28, 2003 values these securities only slightly above the value of these payments, we believe these bonds are quite undervalued.

Our bank loan and bond exposure in the cable television company Charter Communications Holdings LLC also hurt Fund performance. Our $2.5 million in bank loan positions weakened from 97 to 84, while $10.5 million in various bond holdings fell in price from the low 90s into the high 40s. These positions began to weaken following the Adelphia Communications Corp. bankruptcy. This situation was further exacerbated by disclosure that Charter Communication's management had concealed the true level of subscriber disconnects. This issue has been addressed and relevant management replaced. Charter Communications is currently in compliance with its debt agreements but remains relatively highly leveraged. Nevertheless, we believe our positions are currently undervalued.

Positive developments in the Fund included our holdings in Nextel Communications, Inc. Our confidence in this wireless provider was rewarded as we sold $11.7 million in bonds at 77 and purchased 9,200 shares of Preferred Stock around 62. We subsequently liquidated approximately half of the preferred position at prices ranging from 94 to 97.5. Radio Unica Corp. was another positive holding for the Fund as our $5 million bond position rallied from 41 to 60 during the year. This company is the only national Spanish language radio network in the United States. Paradoxically, the bond price strengthened on the prospect of the company missing its coupon payment (which was subsequently made during the 30-day grace period), highlighting the firm's excellent franchise value, and ample asset coverage.


Investment Strategy
With the three-month London InterBank Offering Rate near 1.3%, we plan to continue our high yield bond overweight at around 70% of total assets. We are maintaining leverage near 33%, and managing the duration of the bond portion of the Fund's portfolio approximately
3.1 years, compared to a high yield market duration of 4.0 years. By doing so, we are seeking to lessen the potential negative impact on high yield bond prices should a rising interest rate outlook prompt a rebalancing toward bank loans.


In Conclusion
The market is currently dominated by geopolitical risk. We are managing the Fund somewhat defensively (that is, through shorter duration and broad diversification), while maintaining the portfolio's yield in this low interest rate environment. However, we are confident that we will continue to see well-structured transactions and a declining default rate through 2003.



Senior High Income Portfolio, Inc., February 28, 2003


We thank you for your interest in Senior High Income Portfolio, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and
Portfolio Manager



(Joseph P. Matteo)
Joseph P. Matteo
Vice President and
Portfolio Manager



March 31, 2003



THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc., February 28, 2003


PORTFOLIO INFORMATION (unaudited)


As Of February 28, 2003


                                        Percent of
Ten Largest Debt Holdings              Total Assets

Muzak LLC, Term B, 5.90%
due 12/31/2006                              2.1%
Ainsworth Lumber Company, 12.50%
due 7/15/2007                               1.8
Extended Stay America, 9.15%
due 3/15/2008                               1.5
Intrawest Corporation, 10.50%
due 2/01/2010                               1.4
Majestic Star LLC, 10.875%
due 7/01/2006                               1.4
Citgo Petroleum Corporation, 11.375%
due 2/01/2011                               1.4
Wyndam International Inc. Term, 6.125%
due 6/30/2006                               1.3
Champion Home Builders, 11.25%
due 4/15/2007                               1.3
Hollywood Park Inc., 9.25%
due 2/15/2007                               1.3
Acme Television/Finance, 10.875%
due 9/30/2004                               1.2


                                        Percent of
Five Largest Industries                Total Assets

Cable Television Services                  11.5%
Hotels & Motels                             7.4
Gaming                                      6.7
Utilities                                   6.2
Broadcast/Radio & TV                        4.8


                                        Percent of
Quality Ratings by                      Long-Term
S&P/Moody's                            Investments

BBB/Baa                                     2.3%
BB/Ba                                      18.3
B/B                                        50.8
CCC/Caa                                    14.1
CC/Ca                                       0.7
C                                           0.1
D                                           0.0
NR (Not Rated)                             13.7


                                        Percent of
Geographic Allocation                   Long-Term
By Country                             Investments

United States                              88.0%
Canada                                      6.8
Ireland                                     1.5
Kyrguzstan                                  1.2
France                                      0.9
United Kingdom                              0.5
Bahamas                                     0.4
Netherlands                                 0.3
Poland                                      0.2
Cayman Islands                              0.1
Sweden                                      0.1




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Advertising--                                   Petry Media Corp.:+++++
0.7%              NR**      NR**  $ 2,273,041      Term A, due 8/09/2004                                     $    1,818,433
                  NR**      NR**    1,835,476      Term B, due 8/09/2004                                            137,661
                                                                                                             --------------
                                                                                                                  1,956,094

Amusement &       B+        B1      5,050,000   Intrawest Corporation, 10.50% due 2/01/2010                       5,277,250
Recreational      B         B2        550,000   Vail Resorts Inc., 8.75% due 5/15/2009                              561,000
Services--2.2%                                                                                               --------------
                                                                                                                  5,838,250

Apparel--0.9%                                   Arena Brands, Inc.:+++++
                  NR**      NR**      474,572      Revolver, due 6/01/2003                                          470,912
                  NR**      NR**       11,009      Term A, due 6/01/2003                                             10,933
                  NR**      NR**    1,823,693      Term B, due 6/01/2003                                          1,812,979
                                                                                                             --------------
                                                                                                                  2,294,824

Automotive        B+        B1      1,425,702   Citation Corporation, Term B, due 12/01/2007+++++                 1,254,618
Equipment--2.9%   CCC+      B3      5,000,000   Delco Remy International Inc., 10.625% due 8/01/2006              2,900,000
                  NR**      NR**    3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007 (e)                            364
                  B         B3      1,750,000   Metaldyne Corporation, 11% due 6/15/2012                          1,382,500
                  CCC+      Caa1    1,875,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                   1,406,250
                                                Venture Holdings Trust (e):
                  D         Caa3    3,325,000      9.50% due 7/01/2005                                              831,250
                  D         Ca        700,000      12% due 6/01/2009                                                 28,000
                                                                                                             --------------
                                                                                                                  7,802,982

Broadcast/        CCC+      B3      4,200,000   Acme Television/Finance, 10.875% due 9/30/2004                    4,294,500
Radio & TV--      NR**      NR**    3,045,444   Gocom Communications LLC, Term B, due 12/31/2007+++++             2,771,354
6.6%                                            Granite Broadcasting:+++++
                  CCC       Caa1    1,750,000      Term A, due 4/15/2004                                          1,706,250
                  CCC       Caa1    1,500,000      Term B, due 4/15/2004                                          1,511,250
                  B-        B3        800,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                         880,000
                  NR**      Caa3    5,000,000   ++Radio Unica Corp., 0/11.75% due 8/01/2006                       3,006,250
                  B-        B3      3,375,000   Spanish Broadcasting System, 9.625% due 11/01/2009                3,459,375
                                                                                                             --------------
                                                                                                                 17,628,979

Building &        B-        B2      5,500,000   Champion Home Builders, 11.25% due 4/15/2007                      4,730,000
Construction--
1.8%

Building          NR**      NR**    3,150,000   Formica Corporation, 10.875% due 3/01/2009 (e)                      756,000
Materials--0.9%                                 Paint Sundry Brands Corporation:+++++
                  NR**      NR**      886,076      Sr Sub Term, due 8/11/2008                                       717,722
                  NR**      NR**      479,417      Term B, due 8/11/2005                                            445,857
                  NR**      NR**      399,104      Term C, due 8/11/2006                                            371,167
                                                                                                             --------------
                                                                                                                  2,290,746

Cable             BB-       B1      1,800,000   CSC Holdings Inc., 7.25% due 7/15/2008                            1,755,000
Television                                      Century Cable Holdings LLC, Term:+++++
Services--13.1%   NR**      NR**    5,000,000      due 6/30/2009                                                  3,604,165
                  D         Caa1    3,000,000      due 12/31/2009                                                 2,118,333
                                                Charter Communications Operation LLC:
                  CCC-      Ca      1,000,000      ++0/11.75% due 1/15/2010                                         380,000
                  CCC-      Ca      5,000,000      10% due 4/01/2009                                              2,400,000
                  CCC-      Ca      2,000,000      11.125% due 1/15/2011                                            980,000
                  CCC-      Ca      1,500,000      ++0/9.92% due 4/11/2011                                          645,000
                  CCC-      Ca      1,000,000      10% due 5/15/2011                                                480,000
                  BBB-      Ba3     2,481,250      Term, due 9/18/2008+++++                                       2,078,392




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Cable             B         B3    $ 3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006            $    2,820,000
Television        CCC+      Caa1    1,672,000   ++Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008            1,172,490
Services          B+        B1      3,275,000   Echostar DBS Corporation, 9.375% due 2/01/2009                    3,487,875
(concluded)       BB+       Ba3     4,000,000   Insight Midwest, Term B, due 12/31/2009+++++                      3,863,500
                  NR**      NR**    3,750,000   Mallard Cablevision LLC & Sun Tel Comm, Term B, due
                                                9/30/2008+++++ (e)                                                1,875,000
                  D         B2      4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010+++++            3,244,544
                  B+        B1      1,960,000   Pegasus Media & Communications, Inc., Term B, due
                                                4/30/2005+++++                                                    1,771,620
                                                Telewest Communications PLC (e):
                  D         Ca      5,000,000      9.625% due 10/01/2006                                            925,000
                  C         Ca      2,900,000      9.875% due 2/01/2010                                             536,500
                                                United Pan-Europe Communications NV (e):
                  D         Ca      3,000,000      10.875% due 8/01/2009                                            247,500
                  D         Ca      5,000,000      11.25% due 2/01/2010                                             412,500
                                                                                                             --------------
                                                                                                                 34,797,419

Chemicals--5.8%   BB        B1      2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                        1,710,000
                  B-        B3      1,000,000   Geo Specialty Chemicals, 10.125% due 8/01/2008                      550,000
                  B-        Caa1    2,000,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                     1,695,000
                  B         B3      1,000,000   Huntsman International LLC, 9.875% due 3/01/2009                  1,022,500
                  B+        B2      1,750,000   ISP Holdings, Inc., 10.625% due 12/15/2009                        1,671,250
                                                Lyondell Chemical Company:
                  BB        Ba3     1,650,000      11.125% due 7/15/2012                                          1,608,750
                  BB        Ba3     1,350,000      9.80% due 2/01/2020                                            1,039,500
                  BBB-      Ba1     1,200,000   Millennium America Inc., 7.625% due 11/15/2026                    1,050,000
                  NR**      NR**    2,249,548   Pinnacle Polymers, Term B, due 12/31/2005+++++                    2,233,697
                  BB-       B3      2,500,000   Terra Capital Inc., 12.875% due 10/15/2008                        2,712,500
                                                                                                             --------------
                                                                                                                 15,293,197

Computer          NR**      NR**    1,394,014   Bridge Information Systems, Term B, due 5/29/2005+++++ (e)          188,192
Related
Products--0.1%

Computer          CCC+      Caa2    5,000,000   SCG Holdings Corporation, 12% due 8/01/2009                       2,850,000
Services
Electronics--
1.1%

Consumer          BB+       Ba3     1,500,000   American Greetings, 11.75% due 7/15/2008                          1,668,750
Products--2.0%    B-        Caa2    1,050,000   Home Products International Inc., 9.625% due 5/15/2008              945,000
                  B-        B2        750,000   Remington Arms Company, 10.50% due 2/01/2011 (b)                    789,375
                  B+        B3      1,920,000   U.S. Industries, Inc., 11.25% due 12/31/2005 (b)                  1,785,600
                                                                                                             --------------
                                                                                                                  5,188,725

Corporate--0.9%   B         Caa3    2,825,000   Terra Industries, 10.50% due 6/15/2005                            2,443,625

Electronics/      NR**      C       3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009 (e)                  165,640
Electrical                                      Amkor Technology Inc.:
Components--      B         B1      3,000,000      9.25% due 5/01/2006                                            2,850,000
2.8%              B         B1      3,300,000      9.25% due 2/15/2008                                            3,102,000
                  CCC       Caa2    1,000,000   High Voltage Engineering, 10.75% due 8/15/2004                      290,000
                  BB        Ba3     2,000,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006              1,130,000
                                                                                                             --------------
                                                                                                                  7,537,640




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Energy--5.7%      CCC+      Caa1  $ 1,000,000   Continental Resources, 10.25% due 8/01/2008                  $      935,000
                  NR**      NR**    1,307,515   Dresser Inc., Term B, due 4/10/2009+++++                          1,310,900
                                                El Paso Energy Partners:
                  BB-       B1        400,000      8.50% due 6/01/2011                                              386,000
                  BB+       Ba2     1,000,000      Term B, due 10/07/2007+++++                                      952,500
                  CCC-      Caa3    1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                        915,000
                  B         B2      3,675,000   Lone Star Technologies, 9% due 6/01/2011                          3,564,750
                  CCC+      Caa1    3,450,000   Mission Resources Corporation, 10.875% due 4/01/2007              2,104,500
                  B+        B3      2,000,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007             1,920,000
                  B+        B1        350,000   Southern Natural Gas, 8.875% due 3/15/2010 (b)                      345,513
                                                W-H Energy Services, Term B:+++++
                  NR**      NR**      491,250      due 4/16/2007                                                    483,881
                  NR**      NR**    2,346,000      due 4/25/2007                                                  2,310,810
                                                                                                             --------------
                                                                                                                 15,228,854

Engineering--     B+        Ba3     5,500,000   Fluor Corporation, 6.95% due 3/01/2007                            4,290,000
1.6%

Environmental--   D         NR**    3,200,000   IT Group Inc., 11.25% due 4/01/2009 (e)                                  32
0.0%

Financial         NR**      Ba3     4,000,000   Highland Legacy Limited Co., 7.60% due 6/01/2011 (b)(f)           1,330,000
Services--0.9%    NR**      NR**      500,000   Investcorp SA, 7.54% due 10/21/2008                                 507,356
                  NR**      Ba3     1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                       339,063
                                                SKM-Libertyview CBO Limited (b):
                  NR**      Caa3    1,500,000      8.71% due 4/10/2011                                              278,438
                  NR**      Ca      1,000,000      11.91% due 4/10/2011                                              10,000
                                                                                                             --------------
                                                                                                                  2,464,857

Food & Kindred    NR**      Ba2     2,360,631   Dean Foods Company, Term B, due 7/15/2008+++++                    2,363,141
Products--1.3%    B+        Ba2     1,000,000   SC International Services, Inc., 9.25% due 9/01/2007              1,046,350
                                                                                                             --------------
                                                                                                                  3,409,491

Foods--0.4%       B-        B2        975,000   Doane Pet Care Company, 10.75% due 3/01/2010 (b)                    984,750

Forest                                          Ainsworth Lumber Company:
Products--3.5%    B-        B3      6,180,000      12.50% due 7/15/2007 (c)                                       6,643,500
                  B-        B3      2,000,000      13.875% due 7/15/2007                                          2,180,000
                  B+        B3        550,000   Millar Western Forest, 9.875% due 5/15/2008                         550,000
                                                                                                             --------------
                                                                                                                  9,373,500

Gaming--9.2%                                    Hollywood Park Inc.:
                  CCC+      Caa1    5,275,000      9.25% due 2/15/2007 (b)                                        4,694,750
                  CCC+      Caa1    2,000,000      9.50% due 8/01/2007                                            1,780,000
                  B         B2      2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009                       2,080,000
                  B+        B2      1,800,000   Marina District Finance Co. (Borgata), Term B, due
                                                12/13/2007+++++                                                   1,775,250
                  BB+       Ba2     4,000,000   Park Place Entertainment, 8.125% due 5/15/2011                    4,020,000
                  B         B2      3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (d)                    3,927,000
                  B-        B3      3,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008                  3,180,000
                  B+        B2      1,000,000   Sun International Hotels, 8.875% due 8/15/2011                    1,005,000
                  B-        B3      2,000,000   Venetian Casino/LV Sands, 11% due 6/15/2010                       2,040,000
                                                                                                             --------------
                                                                                                                 24,502,000




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Health Care       BB-       Ba2   $ 2,500,000   Fresenius Medial Capital Trust IV, 7.875% due 6/15/2011      $    2,500,000
Providers--0.9%

Health            B+        B1      1,730,478   Medpointe, Term B, due 9/30/2008+++++                             1,579,061
Services--2.6%    NR**      NR**    4,088,492   Mediq/Prn Life Support, Tranche B, due 6/13/2003+++++             3,781,855
                  CCC+      B3      1,675,000   Vanguard Health Systems, 9.75% due 8/01/2011                      1,628,938
                                                                                                             --------------
                                                                                                                  6,989,854

Hotels &          B         B2      6,000,000   Extended Stay America, 9.15% due 3/15/2008                        5,730,000
Motels--9.5%                                    HMH Properties, Inc.:
                  B+        Ba3     1,075,000      7.875% due 8/01/2008                                             999,750
                  B+        Ba3     1,600,000      8.45% due 12/01/2008                                           1,504,000
                  B         B2      5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                          5,050,000
                                                Wyndham Hotel Corporation, Term:+++++
                  NR**      NR**    1,377,535      Increasing Rate due 6/30/2004                                  1,044,775
                  NR**      NR**    6,426,758      due 6/30/2006                                                  4,874,298
                  NR**      NR**    2,615,310      due 6/30/2006                                                  1,900,349
                  CCC+      B3      4,000,000   Wynn Las Vegas LLC, 12% due 11/01/2010                            4,020,000
                                                                                                             --------------
                                                                                                                 25,123,172

Industrial--                                    Muzak L.P., Term B:+++++
Consumer          NR**      NR**    8,318,021      due 12/31/2006                                                 7,922,915
Services--4.2%    B+        B1      2,353,155      due 12/31/2006                                                 2,241,380
                  BB-       Ba3       995,000   SC John, Term B, due 9/15/2009+++++                               1,000,908
                                                                                                             --------------
                                                                                                                 11,165,203

Leasing &         CCC       Caa3    1,500,000   National Equipment Services, 10% due 11/30/2004                     450,000
Rental            BB-       B1      2,000,000   United Rentals Inc., 10.75% due 4/15/2008 (b)                     1,975,000
Services--2.0%    B         B3      3,175,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                     2,984,500
                                                                                                             --------------
                                                                                                                  5,409,500

Manufacturing--   B+        B3        300,000   NMHG Holding Company, 10% due 5/15/2009                             312,000
1.2%              B-        B3        325,000   Rexnord Corporation, 10.125% due 12/15/2012 (b)                     338,812
                  B         B3      1,900,000   Terex Corporation, 9.25% due 7/15/2011                            1,805,000
                  B         B3        650,000   Trimas Corporation, 9.875% due 6/15/2012 (b)                        633,750
                                                                                                             --------------
                                                                                                                  3,089,562

Metals &                                        Ispat Int'l:+++++
Mining--1.0%      BB        Ba3     1,766,750      Term B, due 7/15/2005                                          1,148,388
                  BB        Ba3     1,766,750      Term C, due 7/15/2006                                          1,148,388
                  NR**      Ca        875,000   Pen Holdings Inc., 9.875% due 6/15/2008 (e)                         105,000
                                                Wheeling Pittsburg, Term (e):+++++
                  NR**      Caa3    2,500,000      due 11/15/2006                                                    75,000
                  NR**      Caa3    3,500,000      due 11/15/2006                                                   105,000
                                                                                                             --------------
                                                                                                                  2,581,776




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Packaging--4.0%   B+        B2    $ 4,200,000   Anchor Glass Container, 11% due 2/15/2013 (b)                $    4,189,500
                  B-        B3        750,000   Berry Plastics, 10.75% due 7/15/2012                                796,875
                  B         B2      2,300,000   Crown Euro Holdings SA, 10.875% due 3/01/2013 (b)                 2,317,250
                  CCC+      NR**    2,800,000   Graham Packaging Company, 10.75% due 1/15/2009                    2,702,000
                  B-        Caa1      900,000   Pliant Corporation, 13% due 6/01/2010                               711,000
                  NR**      Ca      4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006 (e)                    400
                                                                                                             --------------
                                                                                                                 10,717,025

Paper--4.8%       BB+       Ba2     3,325,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (b)             3,358,250
                                                MDP Acquisitions PLC (b):
                  B         B3      3,500,000      15.50% due 10/01/2013 (c)                                      3,788,750
                  B         B3        141,781      15.50% due 10/01/2013                                            153,478
                                                Stone Container Corporation:
                  B         B2      1,800,000      8.375% due 7/01/2012                                           1,890,000
                  B+        Ba3     2,630,769      Term B, due 6/30/2009+++++                                     2,602,612
                  B+        Ba3       969,231      Term C, due 6/30/2009+++++                                       958,630
                                                                                                             --------------
                                                                                                                 12,751,720

Petroleum         B+        Ba3     5,000,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (b)            5,025,000
Refineries--5.7%                                Giant Industries, Inc.:
                  B-        B3      5,000,000      9% due 9/01/2007                                               4,150,000
                  B-        B3      2,000,000      11% due 5/15/2012                                              1,660,000
                                                Tesoro Petroleum Corp.:
                  B         B3      3,000,000      9% due 7/01/2008                                               2,490,000
                  BB+       Ba3       887,722      Term B, due 12/31/2007+++++                                      844,224
                  B-        B3      1,250,000   United Refining Co., 10.75% due 6/15/2007                           990,625
                                                                                                             --------------
                                                                                                                 15,159,849

Pharmaceuticals-- B+        NR**    1,500,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008                     1,263,750
0.5%

Printing &        B         B3        325,000   Houghton Mifflin Company, 9.875% due 2/01/2013 (b)                  341,250
Publishing--0.1%

Property          B-        B2      1,600,000   Corrections Corporation of America, 9.875% due 5/01/2009          1,720,000
Management--
0.7%

Retail--1.0%      B         B3      2,750,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (b)                   2,701,875

Retail            BBB+      Ba1     1,764,706   Shoppers Drug Mart, Term F, due 2/04/2009+++++                    1,768,897
Specialty--0.7%

Special           CCC       B3        600,000   ++American Tower Escrow, 12.25% due 8/01/2008                       369,000
Situations--
0.1%

Steel--0.3%       BB-       B1        675,000   Oregon Steel Mills Inc., 10% due 7/15/2009                          653,062

Textile Mill      NR**      NR**    3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (e)                         60,000
Products--0.0%




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Tower                                           American Tower Systems Corporation:
Construction &    CCC       Caa1  $ 4,000,000      9.375% due 2/01/2009                                      $    3,180,000
Leasing--4.9%     BB-       B2      1,667,986      Term B, due 12/31/2007+++++                                    1,580,504
                                                Crown Castle International Corporation:
                  CCC       B3        500,000      9% due 5/15/2011                                                 392,500
                  CCC       B3      1,875,000      9.375% due 8/01/2011                                           1,518,750
                  CCC       B3      3,000,000      9.50% due 8/01/2011                                            2,415,000
                  CC        B3      4,514,659   Spectrasite Communications, Term B, due 12/31/2007+++++           4,006,760
                                                                                                             --------------
                                                                                                                 13,093,514

Transport         BB-       Ba3       225,000   Stena AB, 9.625% due 12/01/2012                                     232,875
Services--0.1%

Utilities--8.7%                                 AES Corporation:
                  B-        Caa1    4,500,000      8.50% due 11/01/2007                                           2,565,000
                  NR**      NR**    2,356,851      Term C, due 7/15/2005+++++                                     2,263,166
                  NR**      Ba3     1,125,000   AES New York Funding, LLC, Term, due 2/28/2005+++++               1,059,375
                  B+        B3      4,000,000   CMS Energy Corporation, 8.50% due 4/15/2011                       3,320,000
                  BB        Ba2     1,500,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                1,469,324
                  B+        B1      1,500,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                  727,500
                                                Calpine Corp.:
                  B+        B1      1,300,000      8.50% due 2/15/2011                                              624,000
                  BBB-      Ba3     1,899,130      Term B, due 5/31/2004+++++                                     1,735,092
                                                Mission Energy Holdings:
                  B-        B3     12,000,000      13.50% due 7/15/2008                                           3,360,000
                  NR**      NR**    1,298,701      Term A, due 7/02/2006+++++                                       396,104
                  NR**      NR**    3,701,299      Term B, due 7/02/2006+++++                                     1,128,896
                  BB        Ba2     2,500,000   Southern California Edison, Term B, due 3/01/2005+++++            2,505,860
                                                Western Resources Inc.:
                  BB-       Ba2       800,000      9.75% due 5/01/2007                                              828,000
                  BBB-      Ba1       998,291      Term N, due 5/31/2005+++++                                       988,308
                                                                                                             --------------
                                                                                                                 22,970,625

Waste             B+        B2      3,000,000   Allied Waste North America, 10% due 8/01/2009                     3,045,000
Management--
1.1%

Wired             B-        Caa1    3,450,000   Fairpoint Communications, 12.50% due 5/01/2010                    2,915,250
Telecommuni-                                    Nextel Partners Inc.:
cations--5.7%     CCC+      Caa1    3,000,000      12.50% due 11/15/2009                                          2,910,000
                  CCC+      Caa1    3,550,000      11% due 3/15/2010                                              3,248,250
                  CCC+      Caa1    1,000,000      11% due 3/15/2010                                                915,000
                  NR**      NR**    2,139,003   Pacific Crossing Ltd., Term B-1, due 7/28/2006+++++ (e)             114,079
                  CCC+      Caa1    1,000,000   Qwest Communications International, 7.50% due 11/01/2008            840,000
                  CCC+      B3      2,500,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                      1,762,500
                  CCC+      Caa2    2,800,000   US West Capital Funding Inc., 6.875% due 7/15/2028                1,806,000
                  NR**      NR**    3,021,330   WCI Capital (Windstar Communications), Debtor in
                                                Possession, due 12/31/2003+++++ (e)                                 528,733
                                                                                                             --------------
                                                                                                                 15,039,812

Wireless                                        Centennial Cellular:+++++
Telecommuni-      B+        B1      2,634,195      Term B, due 5/30/2007                                          2,067,843
cations--2.2%     B+        B1      2,314,234      Term C, due 11/30/2007                                         1,814,195
                  D         C       4,900,000   ++Microcell Telecommunications, 0/12% due 6/01/2009 (e)             257,250
                  B         B3        275,000   Nextel Communications, Inc., 9.50% due 2/01/2011                    276,375
                  B+        B1        275,000   ++PTC International Finance BV, 0/10.75% due 7/01/2007              290,125




Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)

                   S&P      Moody's     Face
Industries+++    Ratings*   Ratings*   Amount                 Corporate Debt Obligations                            Value
Wireless          B+        B1    $   275,000   PTC International Finance II SA, 11.25% due 7/01/2007        $      299,750
Telecommuni-                                    Telesystem International Wireless:
cations           CCC+      NR**       71,131      14% due 12/30/2003 (b)                                            64,018
(concluded)       CCC+      Ca        740,000      14% due 12/30/2003                                               666,000
                                                                                                             --------------
                                                                                                                  5,735,556

                                                Total Investments in Corporate Debt Obligations
                                                (Cost--$430,604,868)--126.4%                                    335,577,034




                                       Shares
                                        Held                       Preferred Stocks
Cable Television                        2,500   Adelphia Communications                                               1,250
Services--3.0%                         56,674   CSC Holdings Inc. (c)                                             5,809,085
                                       20,000   CSC Holdings Inc.                                                 2,060,000
                                                                                                             --------------
                                                                                                                  7,870,335

Financial Services--0.8%               20,000   Sinclair Capital                                                  2,120,000

Health Services--0.0%                  10,284   Mediq Inc.                                                                0

Hotels & Motels--0.7%                 106,007   Lodgian, Inc.                                                     2,003,532

Printing &                            150,000   NewsCorp Overseas Ltd.                                            3,090,000
Publishing--1.2%

Television--0.2%                        1,000   Pegasus Satellite                                                   485,000

Wireless                                3,870   Nextel Communications, Inc. (Series E)(c)                         3,947,400
Telecommunications--1.5%

                                                Total Investments in Preferred Stocks
                                                (Cost--$17,746,600)--7.4%                                        19,516,267




                                                                    Common Stocks
Automotive                          4,130,972   Cambridge Liquidating Trust (e)                                     200,352
Equipment--0.1%

Energy--0.3%                          200,000   New Contour Energy                                                  722,000

Hotels & Motels--0.1%                 125,599   Lodgian, Inc.                                                       415,733

Metals & Mining--0.0%                  18,279   Geneva Steel Holdings Corp. (e)                                          18

Textile Mill Products--0.0%           900,000   Global Manufacturing Liquidation Trust (e)                                9

Wired                                  28,722   WilTel Communications, Inc. (e)                                     397,512
Telecommunications--0.1%



                                                Total Investments in Common Stocks
                                                (Cost--$6,086,830)--0.6%                                          1,735,624




                                                                  Warrants & Rights
Advertising--0.0%                      13,020   Petry Media Corporation (Warrants)(a)                                     0

Cable Television                     615,733    Supercanal Holdings SA (Warrants)(a)                                      6
Services--0.0%

Financial Services--0.0%                1,500   Olympic Financial Limited (Warrants)(a)                                  15

Gaming--0.1%                           27,112   Peninsula Gaming LLC (Warrants)(a)                                  162,670

Metals & Mining--0.0%                   5,732   Geneva Steel Holdings Corp. (Rights)(e)(g)                                0


                                                Total Investments in Warrants & Rights
                                                (Cost--$189,143)--0.1%                                              162,691



Senior High Income Portfolio, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (concluded)

                                     Beneficial
                                      Interest                  Short-Term Securities                            Value
                                  $   184,954   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                Series I (h)                                                 $      184,954

                                                Total Short-Term Securities (Cost--$184,954)--0.1%                  184,954


Total Investments (Cost--$454,812,395)--134.6%                                                                  357,176,570
Liabilities in Excess of Other Assets--(34.6%)                                                                 (91,753,587)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  265,422,983
                                                                                                             ==============


*Ratings of issues shown are unaudited.
**Not Rated.
++Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a pre-determined date until maturity.
+++Breakdown is as a percent of net assets.
+++++Floating rate Corporate Debt in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London Inter-Bank Offered Rate
("LIBOR"), (ii) the prime rate offered by one or more major United
States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to its disposition.
Corporate loans represent 36.3% of the Portfolio's net assets.
(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.
(e)Non-income producing security.
(f)Floating rate note.
(g)Each Equity Right entitles the Portfolio to purchase one share of New Preferred Stock at a price of $10.80 per Equity Right.
(h)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                       Net            Interest
Issue                                Activity          Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I              $184,954          $8,011


See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of February 28, 2003
Assets:         Investments, at value (identified cost--$454,812,395)                                       $   357,176,570
                Cash                                                                                                 16,067
                Receivables:
                   Interest                                                               $     7,676,610
                   Securities sold                                                              5,684,926
                   Dividends                                                                       58,125
                   Principal paydowns                                                              12,893        13,432,554
                                                                                          ---------------
                Deferred facility fees                                                                                9,852
                Prepaid expenses and other assets                                                                     2,770
                                                                                                            ---------------
                Total assets                                                                                    370,637,813
                                                                                                            ---------------

Liabilities:    Loans                                                                                           104,600,000
                Payables:
                   Securities purchased                                                           345,513
                   Investment adviser                                                             139,868
                   Interest on loans                                                               25,463
                   Commitment fees                                                                  2,583           513,427
                                                                                          ---------------
                Deferred income                                                                                      48,146
                Accrued expenses and other liabilities                                                               53,257
                                                                                                            ---------------
                Total liabilities                                                                               105,214,830
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   265,422,983
                                                                                                            ===============

Capital:        Common Stock, par value $.10 per share; 200,000,000 shares
                authorized (55,070,534 shares issued and outstanding)                                       $     5,507,053
                Paid-in capital in excess of par                                                                500,719,395
                Undistributed investment income--net                                      $     3,213,481
                Accumulated realized capital losses on investments--net                     (146,328,853)
                Unrealized depreciation on investments--net                                  (97,688,093)
                                                                                          ---------------
                Total accumulated losses--net                                                                 (240,803,465)
                                                                                                            ---------------
                Total capital--Equivalent to $4.82 net asset value per share of
                Common Stock (market price--$5.45)                                                          $   265,422,983
                                                                                                            ===============



See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                                         For the Year Ended
                                                                                                          February 28, 2003
Investment      Interest                                                                                    $    38,090,202
Income:         Dividends                                                                                         1,057,307
                Facility and other fees                                                                             196,941
                                                                                                            ---------------
                Total income                                                                                     39,344,450
                                                                                                            ---------------

Expenses:       Loan interest expense                                                     $     2,196,967
                Investment advisory fees                                                        1,905,060
                Borrowing costs                                                                   193,045
                Professional fees                                                                 153,676
                Accounting services                                                               102,693
                Transfer agent fees                                                                60,318
                Directors' fees and expenses                                                       55,416
                Listing fees                                                                       39,134
                Printing and shareholder reports                                                   36,720
                Custodian fees                                                                     30,242
                Pricing services                                                                   14,299
                Other                                                                              28,962
                                                                                          ---------------
                Total expenses                                                                                    4,816,532
                                                                                                            ---------------
                Investment income--net                                                                           34,527,918
                                                                                                            ---------------

Realized &      Realized loss on investments--net                                                              (21,296,751)
Unrealized      Change in unrealized depreciation on investments--net                                          (10,992,264)
Loss on                                                                                                     ---------------
Investments--   Total realized and unrealized loss on investments--net                                         (32,289,015)
Net:                                                                                                        ---------------
                Net Increase in Net Assets Resulting from Operations                                        $     2,238,903
                                                                                                            ===============

See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                            For the Year Ended February 28,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations:     Investment income--net                                                    $    34,527,918   $    38,129,692
                Realized loss on investments--net                                            (21,296,751)      (62,079,579)
                Change in unrealized depreciation on investments--net                        (10,992,264)       (3,634,077)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations                 2,238,903      (27,583,964)
                                                                                          ---------------   ---------------

Dividends to    Dividends to shareholders from investment income--net                        (34,144,569)      (38,498,128)
Shareholders:                                                                             ---------------   ---------------

Capital Share   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends                                                       3,341,056         2,724,880
                                                                                          ---------------   ---------------
                Net increase in net assets resulting from capital share transactions            3,341,056         2,724,880
                                                                                          ---------------   ---------------

Net Assets:     Total decreasein net assets                                                  (28,564,610)      (63,357,212)
                Beginning of year                                                             293,987,593       357,344,805
                                                                                          ---------------   ---------------
                End of year*                                                              $   265,422,983   $   293,987,593
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $     3,213,481   $     2,807,352
                                                                                          ===============   ===============

See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)
Statement of Cash Flows

                                                                                                         For the Year Ended
                                                                                                          February 28, 2003
Cash Provided   Net increase in net assets resulting from operations                                        $     2,238,903
by Operating    Adjustments to reconcile net decrease in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                          226,923
                   Decrease in other assets and deferred facility fees                                               45,470
                   Decrease in other liabilities                                                                   (18,701)
                   Realized and unrealized loss on investments--net                                              32,289,015
                   Amortization of premium and discount--net                                                    (5,272,749)
                                                                                                            ---------------
                Net cash provided by operating activities                                                        29,508,861
                                                                                                            ---------------

Cash Provided   Proceeds from sales of long-term investments                                                    291,657,959
by Investing    Purchases of long-term investments                                                            (274,976,070)
Activities:     Proceeds from sales and maturities of short-term investments--net                                 7,126,863
                                                                                                            ---------------
                Net cash provided by investing activities                                                        23,808,752
                                                                                                            ---------------

Cash Used for   Cash receipts of borrowings                                                                      55,900,000
Financing       Cash payments on borrowings                                                                    (78,900,000)
Activities:     Dividends paid to shareholders                                                                 (30,803,513)
                                                                                                            ---------------
                Net cash used for financing activities                                                         (53,803,513)
                                                                                                            ---------------

Cash:           Net decrease in cash                                                                              (485,900)
                Cash at beginning of year                                                                           501,967
                                                                                                            ---------------
                Cash at end of year                                                                         $        16,067
                                                                                                            ===============

Cash Flow       Cash paid for interest                                                                      $     2,200,644
Information:                                                                                                ===============

Non-Cash        Capital shares issued on reinvestment of dividends paid to shareholders                     $     3,341,056
Financing                                                                                                   ===============
Activities:


See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios have been derived                                             For the      For the
from information provided in the financial statements.                                               Year Ended   Year Ended
                                                                For the Year Ended February 28,       Feb. 29,     Feb. 28,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
Per Share       Net asset value, beginning of year             $   5.40     $   6.63     $   7.54     $   8.40     $   9.37
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income--net++                            .63          .70          .82          .88          .87
                Realized and unrealized loss on
                investments--net                                  (.59)       (1.22)        (.89)        (.86)        (.95)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .04        (.52)        (.07)          .02        (.08)
                                                               --------     --------     --------     --------     --------
                Less dividends from investment income--net        (.62)        (.71)        (.84)        (.88)        (.89)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $   4.82     $   5.40     $   6.63     $   7.54     $   8.40
                                                               ========     ========     ========     ========     ========
                Market price per share, end of year            $   5.45     $   5.89     $   6.64     $ 6.5625     $  8.125
                                                               ========     ========     ========     ========     ========


Total           Based on net asset value per share                1.18%      (8.03%)         .28%        1.11%       (.87%)
Investment                                                     ========     ========     ========     ========     ========
Return:*        Based on market price per share                   4.88%         .16%       15.39%      (9.02%)     (11.26%)
                                                               ========     ========     ========     ========     ========


Ratios to       Expenses, excluding interest expense               .97%         .95%         .90%         .98%         .90%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Expenses                                          1.78%        2.46%        3.59%        3.45%        2.99%
                                                               ========     ========     ========     ========     ========
                Investment income--net                           12.75%       11.83%       11.92%       11.73%        9.87%
                                                               ========     ========     ========     ========     ========


Leverage:       Amount of borrowings (in thousands)            $104,600     $127,600     $141,200     $127,000     $199,000
                                                               ========     ========     ========     ========     ========
                Average amount of borrowings outstanding
                during the year (in thousands)                 $110,348     $128,203     $146,163     $175,899     $174,240
                                                               ========     ========     ========     ========     ========
                Average amount of borrowings outstanding
                per share during the year                      $   2.02     $   2.37     $   2.71     $   3.26     $   3.26
                                                               ========     ========     ========     ========     ========


Supplemental    Net assets, end of year (in thousands)         $265,423     $293,988     $357,345     $406,045     $452,559
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                               74.70%       47.93%       30.15%       46.11%       68.52%
                                                               ========     ========     ========     ========     ========


*Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Senior High Income Portfolio, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



Senior High Income Portfolio, Inc., February 28, 2003


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate swaps--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



Senior High Income Portfolio, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Reclassification--Accounting principles generaly accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $7,097,962 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $22,780 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 2003, the Fund reimbursed FAM $7,057 for certain accounting services.

During the year ended February 28, 2003, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S"), $489 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $7,522 in commission on the execution of portfolio security transactions for the Portfolio for the year ended February 28, 2003.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2003 were $275,321,583 and $297,355,778, respectively.

Net realized losses for the year ended February 28, 2003 and net unrealized losses as of February 28, 2003 were as follows:


                                       Realized         Unrealized
                                        Losses            Losses
Long-term investments             $ (21,296,751)     $ (97,635,825)
Unfunded corporate loans                      --           (52,268)
                                  --------------     --------------
Total                             $ (21,296,751)     $ (97,688,093)
                                  ==============     ==============


As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $97,538,204, of which $10,656,961, related to appreciated securities and $108,195,165 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $454,714,774.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 2003 and February 28, 2002 increased by 673,921 and 459,354, respectively, as a result of dividend reinvestment.



Senior High Income Portfolio, Inc., February 28, 2003


5. Unfunded Corporate Loans:
As of February 28, 2003, the Fund had unfunded loan commitments of $1,991,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:



                                                         Unfunded
                                                        Commitment
Borrower                                              (in thousands)

Arena Brands, Inc.                                           $  741
Granite Broadcasting                                         $1,250



6. Short-Term Borrowings:
On May 31, 2002, the Fund renewed its $155,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the learning credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lender.

For the year ended February 28, 2003, the average amount borrowed was approximately $110,348,000 and the daily weighted average interest rate was 1.99%.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.053382 per share on March 31, 2003 to shareholders of record on March 17, 2003.

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002 was as follows:



                                    2/28/2003          2/28/2002
Distributions paid from:
   Ordinary income                $   34,144,569     $   38,498,128
                                  --------------     --------------
Total taxable distributions       $   34,144,569     $   38,498,128
                                  ==============     ==============



As of February 28, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $     4,206,584
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         4,206,584
Capital loss carryforward                            (141,152,979)*
Unrealized losses--net                              (103,857,070)**
                                                    ---------------
Total accumulated losses--net                       $ (240,803,465)
                                                    ===============


*On February 28, 2003, the Fund had a net capital loss carryforward of $141,152,979, of which $12,057,150 expires in 2004; $733,844 expires in 2005; $4,282,847 expires in 2007; $12,755,214 expires in
2008; $25,658,795 expires in 2009; $54,958,583 expires in 2010 and
$30,706,546 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.



Senior High Income Portfolio, Inc., February 28, 2003


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2003 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 2003, the results of its operations, and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
April 24, 2003



Senior High Income Portfolio, Inc., February 28, 2003


AUTOMATIC DIVIDEND REINVESTMENT PLAN


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by the Federal securities laws.

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



Senior High Income Portfolio, Inc., February 28, 2003


AUTOMATIC DIVIDEND REINVESTMENT PLAN (concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



Senior High Income Portfolio, Inc., February 28, 2003


OFFICERS AND DIRECTORS

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                       Position(s)   Length                                                    Complex       ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years      Director     Director
Interested Director

Terry K. Glenn*          President   1999 to  President and Chairman of Merrill Lynch         120 Funds     None
P.O. Box 9011            and         present  Investment Managers, L.P. ("MLIM")/Fund       162 Portfolios
Princeton,               Director    and      Asset Management, L.P. ("FAM")-Advised
NJ 08543-9011                        1993 to  Funds since 1999; Chairman (Americas Region)
Age: 62                              present  of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1988 to 2002; Director of Financial
                                              Data Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and
Princeton Administrators, L.P. The Director's term is unlimited. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Senior High Income Portfolio, Inc., February 28, 2003


OFFICERS AND DIRECTORS (concluded)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                       Position(s)   Length                                                    Complex       ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years      Director     Director
Independent Directors

Ronald W. Forbes         Director    1993 to  Professor Emeritus of Finance, School of         47 Funds     None
P.O. Box 9095                        present  Business, State University of New York at     52 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000.
Age: 62


Cynthia A. Montgomery    Director    1993 to  Professor, Harvard Business School since         47 Funds     Unum
P.O. Box 9095                        present  1989; Director, Unum Provident Corporation    52 Portfolios   Provident
Princeton,                                    since 1990; Director, Newell Rubbermaid,                      Corporation;
NJ 08543-9095                                 Inc. since 1995.                                              Newell
Age: 50                                                                                                     Rubbermaid,
                                                                                                            Inc.


Charles C. Reilly        Director    1993 to  Self-employed financial consultant since         47 Funds     None
P.O. Box 9095                        present  1990.                                         52 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan            Director    1993 to  Founder and Director Emeritus of The Boston      47 Funds     None
P.O. Box 9095                        present  University Center for the Advancement of      52 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 70                                       to 1999 and Professor Emeritus since 1999.


Roscoe S. Suddarth       Director    2000 to  President, Middle East Institute from 1995       47 Funds     None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United      52 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 67                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987
                                              to 1990.


Richard R. West          Director    1993 to  Dean Emeritus of New York University,            47 Funds     Bowne &
P.O. Box 9095                        present  Leonard N. Stern School of Business           52 Portfolios   Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Operating
Age: 65                                                                                                     Company;
                                                                                                            Vornado
                                                                                                            Realty Trust;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg        Director    2000 to  Self-employed financial consultant since         47 Funds     None
P.O. Box 9095                        present  1994.                                         52 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited.



Senior High Income Portfolio, Inc., February 28, 2003

                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1994 to  First Vice President of MLIM and FAM since 1997 and Treasurer
P.O. Box 9011            President   present  thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,               and         and      Services since 1999; Vice President of FAMD since 1999; Director of
NJ 08543-9011            Treasurer   1999 to  MLIM Taxation since 1990.
Age: 42                              present


Kevin J. Booth           Vice        2001 to  Director (Global Fixed Income) of MLIM since 2000; Vice President
P.O. Box 9011            President   present  of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 48


Joseph P. Matteo         Vice        2001 to  Director (Global Fixed Income) of MLIM since 2001; Vice President
P.O. Box 9011            President   present  of MLIM from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 39


Bradley J. Lucido        Secretary   1999 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                        present  from 1999 to 2002 and attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 37


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286



NYSE Symbol
ARK



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee?
If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Senior High Income Portfolio, Inc.

By:    _/s/ Terry K. Glenn_______
Terry K. Glenn,
President of
Senior High Income Portfolio, Inc.

Date: April 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: April 21, 2003

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: April 21, 2003